Exhibit 10.24

COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement (this “Agreement”), dated as of September 16, 2005, is by and among Waste Industries USA, Inc., a North Carolina corporation (the “Parent”), its Subsidiaries (collectively with the Parent, the “Borrowers”), Bank of America, N.A. (the “Increasing Bank”) and Bank of America, N.A. (successor by merger to Fleet National Bank) as Administrative Agent (the “Administrative Agent”), for the Banks (as hereinafter defined). All capitalized terms used herein without definitions shall have the meanings given such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Amended and Restated Revolving Credit Agreement, dated as of August 27, 2003 (as amended and in effect from time to time, the “Credit Agreement”), is by and among the Borrowers, the Administrative Agent and the banks or other financial institutions which are or become a party thereto (each a “Bank” and, collectively, the “Banks”), Wachovia Bank, N.A., as Syndication Agent for the Banks and Branch Banking and Trust Company, as Documentation Agent for the Banks;

WHEREAS, Section 2.2.2 of the Credit Agreement provides that the Borrowers may request, subject to the approval of the Administrative Agent, that the Total Commitment be increased to $200,000,000;

WHEREAS, the Borrowers have requested that the Total Commitment be increased to $200,000,000 and the Increasing Bank has agreed to increase its Commitment by $25,000,000 (the “Commitment Increase”); and

WHEREAS, the Administrative Agent is willing to consent to the Commitment Increase provided that the Borrowers, the Administrative Agent and the Increasing Bank enter into this Agreement;

NOW THEREFORE, the parties hereto hereby agree as follows:

1. Consent to Commitment Increase. Pursuant to Section 2.2.2 of the Credit Agreement, the Administrative Agent hereby consents to the increase in the Total Commitment to $200,000,000.

2. Funding of Commitment Increase. Pursuant to Section 2.2.2 of the Credit Agreement, the Increasing Bank hereby agrees to fund the Commitment Increase.

3. Amendment of Schedule 1. Schedule 1 to the Credit Agreement is hereby amended to reflect the Banks’ adjusted Commitment Percentages and the increase in the Total Commitment. The Administrative Agent shall make such arrangements with the Banks as shall be necessary to provide that each Bank shall hold its Commitment Percentage of outstanding Loans after giving effect to this Agreement, with any breakage costs to be borne by the Borrowers.

4. Affirmation and Acknowledgment. The Borrowers hereby ratify and confirm all of their Obligations to the Banks, including, without limitation, the Revolving Credit Loans, the Notes and the other Loan Documents, and the Borrowers hereby affirm their absolute and unconditional promise to pay to the Banks all Obligations under the Credit Agreement, the Swap Contracts and Fuel Derivative Obligations. The Borrowers hereby confirm that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers as security for the Obligations.

5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks as follows:

(a) The execution and delivery by each Borrower of this Agreement, and the performance by each Borrower of its obligations and agreements under this Agreement and the Credit Agreement, are within the corporate authority of each Borrower and, have been duly authorized by all necessary corporate proceedings on behalf of each Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which any Borrower is subject or any Borrower’s charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon any Borrower.

(b) This Agreement and the Credit Agreement constitute legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Other than approvals or consents which have been obtained, no approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by any Borrower of this Agreement or the Credit Agreement.

(d) The representations and warranties contained in §5 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, or to the extent that such representations and warranties relate expressly to an earlier date.

(e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

6. Conditions Precedent. This Agreement shall be deemed to be effective as of the date first written above, subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent, and the payment of certain fees and expenses noted below:

(a) this Agreement executed by each Borrower, the Administrative Agent and the Increasing Bank;

(b) an Amended and Restated Revolving Credit Note issued in favor of the Increasing Bank in the original principal amount of $74,000,000, which Note shall represent the aggregate Commitment of Bank of America, including the Commitment Increase and shall be a replacement of and substitution for the Revolving Credit Note dated as of August 27, 2003 in the principal amount of $39,000,000 held by Bank of America (successor by merger to Fleet National Bank) and the Revolving Credit Note dated as of August 27, 2003 in the principal amount of $10,000,000 held by Bank of America; and

(c) a work fee of $5,000, payable to the Increasing Bank.

7. Miscellaneous Provisions.

(a) This Agreement is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

(c) The Borrowers hereby agree to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees).

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IN WITNESS WHEREOF, the Administrative Agent, the Increasing Bank and the Borrowers have duly executed this Agreement as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Meghan S. Hinds
Name:	Meghan S. Hinds
Title:	Vice President

BANK OF AMERICA, N.A.,
as Increasing Bank

By:	/s/ Meghan S. Hinds
Name:	Meghan S. Hinds
Title:	Vice President

Signature Page to Commitment Increase Agreement

THE BORROWERS:

WASTE INDUSTRIES USA, INC.

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

WASTE INDUSTRIES, LLC
DUPLIN COUNTY DISPOSAL, LLC
VAN BUREN COUNTY LANDFILL, LLC
WASTE INDUSTRIES LANDCO, LLC
ECO SERVICES, LLC
RELIABLE TRASH SERVICE, LLC
WASTE INDUSTRIES OF MISSISSIPPI, LLC
WASTE SERVICES OF MEMPHIS, LLC
WASTECO, LLC
LAURENS COUNTY LANDFILL, LLC
S & S ENTERPRISES OF MISSISSIPPI, LLC
SAMPSON COUNTY DISPOSAL, LLC
SAFEGUARD LANDFILL MANAGEMENT, LLC
SHAMROCK ENVIRONMENTAL SERVICES, LLC
TRANSWASTE SERVICES, LLC
RED ROCK DISPOSAL, LLC
MOSS POINT DISPOSAL, LLC
BLACK BEAR DISPOSAL, LLC
WASTE INDUSTRIES ATLANTA, LLC
DOUGLASVILLE TRANSFER, LLC

By: Waste Industries USA, Inc., its Manager

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

Signature Page to Commitment Increase Agreement

ETC OF GEORGIA, LLC
WASTE INDUSTRIES PROPERTY CO., LLC
OLD KINGS ROAD SOLID WASTE, LLC

By: Waste Industries of Mississippi, LLC, its Manager

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

WASTE SERVICES OF TENNESSEE, LLC

By: Wasteco, LLC, its Manager

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

WASTE INDUSTRIES OF TENNESSEE, LLC

By: Waste Services of Tennessee, LLC, its Manager

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

WASTE SERVICES OF DECATUR, LLC

By: Waste Industries of Tennessee, LLC, its Manager

By:	/s/ D. Stephen Grissom
Name:	D. Stephen Grissom
Title:	CFO

Signature Page to Commitment Increase Agreement